Bridge Builder Small/Mid Cap Value Fund
Summary Prospectus

Ticker: BBVSX	April 27 ,2015

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com.  The Fund’s Prospectus and Statement of Additional Information dated April 27, 2015, are incorporated by reference into this Summary Prospectus.

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Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Small/Mid Cap Value Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.09%
Total Annual Fund Operating Expenses	0.73%
Less Waivers (1)	(0.17%)
Net Annual Fund Operating Expenses	0.56%

(1)
Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least April 27, 2016, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Adviser is required to pay the Small/Mid Cap Value Fund’s Sub-advisers.  This contractual agreement may only be changed or eliminated with the approval of the Board of Trustees.  Such waivers are not subject to reimbursement by the Small/Mid Cap Value Fund.

(2)	Other expenses are based on estimated amounts for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Small/Mid Cap Value Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the Small/Mid Cap Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small/Mid Cap Value Fund’s operating expenses remain the same (taking into account the Adviser's agreement to waive management fees until April 27, 2016).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$57	$216

Portfolio Turnover

The Small/Mid Cap Value Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small/Mid Cap Value Fund’s performance.  As the Small/Mid Cap Value Fund is new, it does not have any portfolio turnover as of the date of this Prospectus.

Principal Investment Strategies

The Small/Mid Cap Value Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid-capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small- and mid-capitalization companies. The Small/Mid Cap Value Fund defines small and mid-capitalization companies as companies whose market capitalizations typically fall within the range of the Russell MidCap Index and the Russell 2000 Index (as of February 1, 2015, companies with capitalizations less than approximately $26 billion).  While the Small/Mid Cap Value Fund primarily invests in equity securities of small and mid-capitalization companies, it may also invest in securities of large capitalization companies.  The Small/Mid Cap Value Fund may invest in securities issued by U.S. and foreign entities, including emerging market entities.  The Small/Mid Cap Value Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”).  The Small/Mid Cap Value Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective.  The Small/Mid Cap Value Fund may also invest a portion of its assets in futures and in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The Small/Mid Cap Value Fund follows an investing style that favors value investments.

The Small/Mid Cap Value Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”).  Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Small/Mid Cap Value Fund’s assets.

Portfolio securities may be sold at any time.  Sales may occur when a Sub-adviser determines to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the duration or asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-Advisers: Vaughan Nelson Investment Management, L.P. ("Vaughan Nelson"); Boston Partners ("Boston Partners"); Silvercrest Asset Management Group LLC ("Silvercrest"); Advisory Research, Inc. ("Advisory Research"); and BlackRock Investment Management, LLC ("BlackRock").  The Adviser may adjust allocations to the Sub-advisers or make recommendations to the Board of Trustees with respect to the hiring, termination, or replacement of the Sub-advisers at any time. Below is a summary of each Sub-adviser’s principal investment strategies.

Vaughan Nelson's Principal Investment Strategies

Vaughan Nelson primarily invests in medium-capitalization companies with a focus on those companies meeting Vaughan Nelson’s return expectations. Vaughan Nelson uses a bottom-up value oriented investment process in constructing the Fund’s portfolio. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

• Companies earning a positive return on capital with stable-to-improving returns;
• Companies valued at a discount to their asset value; and
• Companies with an attractive and sustainable dividend level.

Boston Partners' Principal Investment Strategies

Boston Partners primarily invests in medium-capitalization companies. Boston Partners uses bottom-up fundamental analysis to make investment decisions.  Boston Partners' strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum. The Boston Partners strategy seeks to add value through bottom-up stock selection.

Silvercrest's Principal Investment Strategies

Silvercrest primarily invests in small-capitalization companies. These companies typically possess, in the opinion of the portfolio manager, one or more of the following attributes:

•	Business that results in relatively consistent longer-term earning and cash flow growth;

•	Franchise/asset value that may make the company attractive to potential acquirers;

•	Cyclically depressed earnings and/or cash flow that has potential for improvement; or

•	A catalyst that will promote recognition of the company’s undervalued status.

Advisory Research's Principal Investment Strategies

Advisory Research primarily invests in equity securities of small cap companies. Advisory Research uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that Advisory Research believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage. Advisory Research invests primarily in equity securities of U.S. issuers, which may include companies that are located outside the U.S. but issue equity securities that are publicly traded on a U.S. exchange.

BlackRock's Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segment of the United States market for publicly traded equity securities as represented by the Russell 3000® Index, excluding therefrom the equity securities of the 500 largest capitalized companies. The criterion for the selection of investments is the Russell 2500® Value Index.

Principal Risks

Since the Small/Mid Cap Value Fund will hold securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value.  Therefore, the value of your investment in the Small/Mid Cap Value Fund could go down as well as up.  You may lose money by investing in the Small/Mid Cap Value Fund.  The principal risks affecting the Small/Mid Cap Value Fund that can cause a decline in value are:

•
Active Management Risk.  A significant portion of the Small/Mid Cap Value Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment objectives.

•
American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) Risk.  ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent.  They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

•
Currency Risk. As a result of the Small/Mid Cap Value Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Small/Mid Cap Value Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Small/Mid Cap Value Fund would be adversely affected.

•
Derivatives Risk. An investment in derivatives (such as futures) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Futures may create investment leverage so that when a futures contract is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the futures contract may not provide the anticipated protection, causing the Fund to lose money on both the futures contract and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Futures are also subject to correlation risk, which is the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of futures is also subject to market risk and liquidity risk, each of which is described below.

•
Equity Risk.  The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•
Foreign Securities (including Emerging Markets) Risk.  The risks of investing in foreign securities, including those in emerging markets, can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors and less stringent regulation of securities markets.

•
Investment Company and Exchange-Traded Fund Risk.  An investment company, including an exchange-traded fund (“ETF”), in which the Small/Mid Cap Value Fund invests may not achieve its investment objective or execute its investment strategies effectively or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares.  The Small/Mid Cap Value Fund must also pay its pro rata portion of an investment company’s fees and expenses.

•
Investment Strategy Risk.  There is no assurance the Small/Mid Cap Value Fund’s investment objective will be achieved.  Investment decisions may not produce the expected results.  The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

•	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

•
Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Liquidity Risk.  Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent the Small/Mid Cap Value Fund from selling securities or closing derivative positions at desirable times or prices.

•
Market Risk.  The overall market may perform poorly or the returns from the securities in which the Small/Mid Cap Value Fund invests may underperform returns from the general securities markets or other types of investments.

•
Multi-Manager and Multi-Style Management Risk.  To a significant extent, the Small/Mid Cap Value Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-advisers and its selection and oversight of the Sub-advisers and on a Sub-adviser’s skill in executing the relevant strategy and selecting investments for the Fund.  Because portions of the Small/Mid Cap Value Fund’s assets are managed by different Sub-advisers using different styles, the Fund could experience overlapping or conflicting securities transactions.  Certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to the Fund using a single investment management style.

•	New Fund Risk. The Small/Mid Cap Value Fund is new and has no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Passive Management Risk. Because the portion of the Small/Mid Cap Value Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell 2500 Value Index, the Fund faces a risk of poor performance if the Russell 2500 Value Index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise the Russell 2500 Value Index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in the Russell 2500 Value Index.

•
Portfolio Turnover Risk.  The Fund may buy and sell investments frequently. Such a strategy often involves higher transaction costs, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund.  Shareholders may pay tax on such capital gains.

•	Real Estate Investment Trusts (REITs) Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

•
Redemption Risk.  The Small/Mid Cap Value Fund may experience losses when selling securities to meet redemption requests.  This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

•
Smaller Company Risk.  Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks as these companies may have less operating history, narrower product or customer markets and fewer managerial and financial resources than more established companies.  Smaller capitalization stocks may be more volatile and have less liquidity.

•
Value Style Risk.  The Small/Mid Cap Value Fund is managed primarily in a value investment style.  Value stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles.

Performance

Because the Small/Mid Cap Value Fund commenced operations on the date of this Prospectus, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not provided at this time.  Performance information will be available after the Small/Mid Cap Value Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Small/Mid Cap Value Fund by comparing it against a broad measure of market performance. See the Fund's website – www.bridgebuildermutualfunds.com – for updated performance information.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Small/Mid Cap Value Fund.

Sub-advisers and Portfolio Managers

The Adviser currently intends to allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Vaughan Nelson

Portfolio Manager(s)	Position with Vaughan Nelson	Length of Service to the Fund
Dennis G. Alff, CFA	Senior Portfolio Manager (Lead)	Since inception
Chad D. Fargason, Ph.D.	Senior Portfolio Manager	Since inception
Chris D. Wallis, CFA	CEO and Senior Portfolio Manager	Since inception
Scott J. Weber, CFA	Senior Portfolio Manager	Since inception

Boston Partners

Portfolio Manager(s)	Position with Boston Partners	Length of Service to the Fund
Steven Pollack, CFA	Portfolio Manager	Since inception

Silvercrest

Portfolio Manager(s)	Position with Silvercrest	Length of Service to the Fund
Roger W. Vogel, CFA	Managing Director and Portfolio Manager	Since inception

Advisory Research

Portfolio Manager(s)	Position with Advisory Research	Length of Service to the Fund
Matthew Swaim	Portfolio Manager	Since inception
James Langer	Portfolio Manager	Since inception
Bruce Zessar	Portfolio Manager	Since inception

BlackRock

Portfolio Manager(s)	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since inception
Chris Bliss	Managing Director, Portfolio Manager	Since inception
Greg Savage	Managing Director, Portfolio Manager	Since inception